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                                                                  EXHIBIT 23.4



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of AGCO Corporation of our report dated March 15, 2002 relating to the financial statements of Challenger Product Line, which appears in the Current Report on Form 8-K/A of AGCO Corporation filed April 4, 2002. We also consent to the reference to us under the heading "Experts" in this Registration Statement.


/s/ PricewaterhouseCoopers LLP

Peoria, Illinois
April 4, 2002